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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VETERINARY PET SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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VETERINARY PET SERVICES, INC.
3060 Saturn Street
Brea, California 92821

May 15, 2003

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Veterinary Pet Services, Inc. to be held on June 6, 2003 at 3060 Saturn Street, Brea, California 92821 at 10:00 A.M., Pacific Daylight Savings Time.

        You are urged to read carefully the formal notice of the meeting and the Proxy Statement which follow. After reading them, please sign, date, and mail the enclosed proxy card so that your shares will be represented at the meeting. A prepaid return envelope is provided for this purpose.

        We look forward to seeing you at the meeting.

Sincerely,

Jack L. Stephens, D.V.M., President and Chief Executive Officer

VETERINARY PET SERVICES, INC.
3060 Saturn Street
Brea, California 92821

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 6, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Veterinary Pet Services, Inc., a California corporation (the "Company"), will be held at the Company's offices at 3060 Saturn Street, Brea, California 92821, on June 6, 2003, at 10:00 A.M., Pacific Daylight Savings Time, for the following purposes:

  1.
  To approve an amendment of the Articles of Incorporation to eliminate the Preferred Stock as an authorized class of capital stock, as set forth in the proposed Restated Articles of Incorporation attached as Exhibit "A" hereto;

  2.
  To elect five members of the Board of Directors to serve until the next Annual Meeting of Shareholders;

  3.
  To ratify the adoption of the Veterinary Pet Services, Inc. 2003 Omnibus Stock Option and Incentive Plan, a copy of which is attached as Exhibit "B" hereto;

  4.
  To ratify the selection of KPMG LLP as the independent public accountants of the Company for the year ending December 31, 2003; and

  5.
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on May 2, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only holders of the Company's Common Stock at the close of business on the record date are entitled to vote at the Meeting.

        You are cordially invited to attend the Meeting in person. However, whether you plan to attend or not, we urge you to complete, date, sign, and return the enclosed proxy promptly in the envelope provided, to which no postage need be affixed if mailed in the United States, in order that as many shares as possible may be represented at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Bruce H. Haglund, Secretary

Brea, California
May 15, 2003

YOUR VOTE IS IMPORTANT.
PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
THANK YOU FOR ACTING PROMPTLY.

VETERINARY PET SERVICES, INC.
3060 Saturn Street
Brea, California 92821

PROXY STATEMENT

FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS ON

JUNE 6, 2003

SOLICITATION OF PROXY, REVOCABILITY, AND VOTING

General

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Veterinary Pet Services, Inc., a California corporation (the "Company"), to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Company's offices at 3060 Saturn Street, Brea, California 92821, on June 6, 2003 at 10:00 A.M., Pacific Daylight Savings Time, or any adjournment thereof. This Proxy Statement and accompanying form of proxy are first being mailed to shareholders on or about the date shown above.

Revocability

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its exercise by notice in writing to the Secretary of the Company prior to the Meeting or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting or any adjournment thereof.

Solicitation

        This Proxy Statement is being mailed on or about May 15, 2003 in connection with the solicitation of proxies by the Board of Directors of the Company. The entire cost of soliciting proxies will be borne by the Company. Proxies may be solicited by mail, by the directors, officers or regular employees of the Company in person, or by telephone without additional compensation for such services.

Vote of Proxies

        Subject to revocation, all shares represented by duly executed proxies will be voted for the election of the nominees named herein as directors unless authority to vote for the proposed slate of directors or any individual director has been withheld. With respect to the proposals to approve the amendment of the Articles of Incorporation, the appointment of KPMG LLP as the Company's independent accountants, and the ratification of the Veterinary Pet Services, Inc. 2003 Stock Option and Incentive Plan, all such shares will be voted for or against, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted for the approval of each of the proposals. If any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the proxy holders.

Quorum, Voting, and Record Date

        The presence in person or by proxy of the holders of a majority of the total outstanding voting shares is necessary to constitute a quorum at the Meeting.

        Only shareholders of record of the Company's common stock, no par value (the "Common Stock"), at the close of business on May 2, 2003 will be entitled to notice of and to vote at the Meeting. As of that date, the total number of shares issued and outstanding of Common Stock was 5,623,363.

        In voting on matters other than the election of directors, each share of Common Stock entitles the holder thereof on the record date to one vote at the Meeting. All matters to be voted upon at the Meeting other than the election of directors will require the affirmative vote of a majority of the shares present at the Meeting in order to be valid and binding.

        With respect to the election of directors of the Company, the shareholders have cumulative voting rights, whereby any stockholder may multiply the number of shares he is entitled to vote by the number of directors to be elected and allocate his votes among the candidates in any manner he chooses. The five nominees receiving the highest number of votes shall be duly elected. There are no conditions precedent to the exercise of the right to cumulate votes in the election of directors of the Company; shareholders may exercise such cumulative voting rights, either in person or by proxy, with or without advance notice to the Company.

        All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter). Abstentions will not be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

        There is no public market for our stock and none is expected to develop in the immediate future. As a result, you may not be able to liquidate your investment. There can be no assurance that a market will ever develop for our stock or that if developed such a market can be maintained.

PROPOSAL 1

AMENDMENT OF THE ARTICLES OF INCORPORATION

        Our Board of Directors has unanimously approved a proposed amendment to our Restated Articles of Incorporation (the "Articles") to eliminate the authority to issue Preferred shares. The text of the proposed Restated Articles of Incorporation is attached to this Proxy Statement as Exhibit "A."

        In addition to authority to issue Common Stock, our Articles now authorize the issuance of 1,000,000 Preferred shares, of which 500,000 shares have been designated as Series A Convertible Preferred Stock ("Series A Preferred") and 500,000 shares have been designated as Series B Convertible Preferred Stock ("Series B Preferred"). On April 15, 2003, all 403,226 shares of the Series A Preferred shares outstanding and all 250,596 shares of Series B Preferred shares outstanding were converted into a total of 2,615,288 shares of Common Stock in accordance with the terms of the Series A and Series B Preferred shares. No shares of Preferred Stock are outstanding as of the date of this Proxy.

        The Board of Directors believes that it is in the best interests of the Company and its shareholders to approve the proposed amendment to eliminate authority to issue Preferred shares.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF
THE AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION

PROPOSAL 2

ELECTION OF DIRECTORS

        Our Articles and Bylaws provide for the election of five directors at each annual meeting of our shareholders. Previously, the Articles provided that the holders of the Series A Preferred shares elected two directors, the Series B Preferred shares elected one director, and the Common shares elected one director. With no shares of Series A or Series B Preferred stock outstanding, the holders of the Common shares are entitled to elect all five directors.

        The Board has nominated Jack L. Stephens, David J. Lancer, Michael D. Miller, R. Max Williamson, and Gary L. Tiepelman for election as directors, to serve until the next annual meeting of the shareholders and until their successors are elected and have qualified, or until the earlier of their death, resignation, or removal. Each of the nominees for director is currently serving as a director and has indicated his willingness to continue to serve if elected at the Meeting. Cumulative voting applies to the election of directors. The five nominees receiving the highest number of votes shall be duly elected.

        See "Directors and Executive Officers" on pages 16 and 18 for biographical information for each of the director nominees.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF
EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 3

RATIFICATION OF THE APPROVAL OF THE
2003 OMNIBUS STOCK OPTION AND INCENTIVE PLAN

        On March 7, 2003, the Board of Directors of the Company adopted the 2003 Omnibus Stock Option Plan (the "2003 Plan"). The 2003 Plan is intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and its subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Company. Pursuant to the terms of the 2003 Plan, the following types of incentives may from time to time be granted on a discretionary basis by the Board or the Committee: incentive stock options ("Incentive Stock Options"), nonstatutory stock options ("Nonstatutory Stock Options"), purchase rights ("Purchase Rights"), stock appreciation rights ("Stock Appreciation Rights"), performance awards ("Performance Awards"), dividend rights ("Dividend Rights"), and stock payments ("Stock Payments"), referred to hereinafter singly as "Award" and collectively as "Awards", as the context may require. As of the date of this Proxy Statement, 330,000 Incentive Stock Options exercisable at $12.00 per share have been granted pursuant to the 2003 Plan, contingent upon ratification of the 2003 Plan by the shareholders at the Meeting. The complete text of the 2003 Plan appears as Exhibit "B" to this Proxy Statement.

        The 2003 Plan shall be administered by the Board in compliance with Rule 16b-3, or by a Committee (the "Committee") appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, and which shall consist of not less than two members, each of whom has not participated in the 2003 Plan by way of receipt of any discretionary grant of an Award, and who will not so participate while serving as a member of the Committee, and each of whom has not participated under any other plan or have received options of the Company during the year preceding adoption of the 2003 Plan by the shareholders at the Meeting. A member of the Board or a Committee member shall in no event participate in any determination relation to Awards held by or to be granted on a discretionary basis to such Board or Committee member.

        All employees of the Company or of a subsidiary of the Company, who may be officers or directors of the Company, and consultants, vendors, customers, and others expected to provide significant services to the Company or any of its subsidiaries, are eligible to participate in the 2003 Plan. No Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Company or a subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the options granted.

        The aggregate number of shares of the Company's authorized but unissued Common Stock which may issued as an Award or which may be issued upon exercise of an Incentive Stock Option or nonstatutory Stock option under the 2003 Plan shall not exceed 1,000,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 2003 Plan (plus the number of shares previously issued under the 2003 Plan) shall not at any time exceed the number of shares available for issuance under the 2003 Plan. In the event that any unexercised option, Stock Appreciation Right or Purchase Right, or any portion thereof, for any reason expires or is terminated, or if any shares subject to a restricted stock Award do not vest or are not delivered, the unexercised or unvested shares allocable to such Award may again be made subject to any Award.

Summary of the 2003 Plan

        Options.    Incentive Stock Options and Nonstatutory Stock Options (together hereinafter referred to as "Option" or "Options", unless the context otherwise requires) shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in the event that the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

        The exercise price in the case of any Incentive Stock Option shall not be less than the fair market value on the date of grant and, in the case of any Option granted to an optionee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, shall not be less than 110% of the fair market value on the date of grant. The exercise price in the case of any Nonstatutory Stock Option shall not be less than 85% of the fair market value on the date of grant.

        The purchase price is payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the participant and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equals the purchase price, (ii) by cancellation of indebtedness owed by the Company to the participant, (iii) with a full recourse promissory note executed by the participant who is not an officer of the Company, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the participant until such note shall be been paid in full.

        Each Option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of 10 years from the date it was granted, and no Option granted to an optionee who owns more than 10 of the total combined voting power of all classes of outstanding stock of the Company shall be exercisable after the expiration of five years from the date it was granted. During the lifetime of a participant in the 2003 Plan, the Option shall be exercisable only by that participant and shall not be assignable or transferable. In the event of the participant's death, the Option shall not be transferable by the participant other than by will or the laws of descent and distribution.

        Within the limitations of the 2003 Plan, the Board or Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. No modification of an Option shall, without the consent of the participant, alter or impair any rights or obligations under any Option previously granted.

        In the case of Incentive Stock Options granted under the 2003 Plan, the aggregate fair market value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any participant for the first time during any calendar year (under the 2003 Plan and all other plans maintained by the Company shall not exceed $100,000. The Board or Committee may, however, with the participant's consent, authorize an amendment to the Incentive Stock Option that renders it a Nonstatutory Stock Option.

        The stock option agreements authorized under the 2003 Plan may contain such other provisions not inconsistent with the terms of the 2003 Plan (including, without limitation, restrictions upon the exercise of the Option) as the Board or the Committee shall deem advisable.

        Restricted Stock Purchase Agreements.    Restricted stock purchase rights (hereinabove defined as "Purchase Rights") shall be evidenced by written stock purchase agreements in such form as the Committee shall from time to time determine. Each Purchase Right shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in the event that the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

        Each agreement shall state the purchase price per Share at which the Purchase Right may be exercised, which shall not be less than the fair market value of a Share on the date on which the Purchase Rights are granted. Unless the Board or Committee otherwise determines, the purchase price per Share at which any Purchase Right granted under the 2003 Plan may be exercised shall not be less than the fair market value of a Share as of the date on which the Purchase Right is granted, less a discount equal to not more than 75% of such value.

        Purchase Rights must be exercised within 60 days after the later to occur of (i) Board approval of the grant of the Purchase Right or (ii) delivery of notice of such grant. Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner and shall expire immediately upon the death of the participant or the termination of such participant's employment with the Company.

        The purchase price shall be payable in full in United States dollars upon exercise of the Purchase Right; provided, however, that if the applicable agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Purchase Right and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equal the Purchase Price, or (ii) with a full recourse promissory note executed by the participant. The interest rate and other terms and conditions of such note shall be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the participant until such note shall be been paid in full. In the event the Company determines that it is required to withhold state or Federal income tax as a result of the exercise of a Purchase Right, as a condition to the exercise thereof, a participant may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements. In addition, the participant shall agree to immediately notify the Company if he or she files an election pursuant to Section 83(b) of the Internal Revenue Code with respect to receipt of the Shares.

        Within the limitations of the 2003 Plan, the Board or the Committee may modify, extend or renew outstanding Purchase Rights or accept the cancellation of outstanding Purchase Rights (to the extent not previously exercised) for the granting of new Purchase Rights in substitution therefor. The foregoing notwithstanding, no modification of a Purchase Right shall, without the consent of the participant, alter or impair any rights or obligations under any Purchase Right previously granted.

        In the event of the voluntary or involuntary termination or cessation of employment or association of a participant with the Company or any Subsidiary for any reason whatsoever, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option to repurchase (the "Repurchase Option") all or any portion of the Shares held by the Employee that are subject to the Repurchase Option as of such date at the original purchase price.

        Initially, all of the Shares shall be subject to the Repurchase Option. Thereafter, the Repurchase Option shall lapse and expire, or "vest," as to a specified number of the Shares in accordance with a schedule to be determined by the Board or the Committee, as the case may be, which shall be attached to the stock purchase agreement to be entered into between the participant and the Company. All Shares which continue to be subject to the Repurchase Option are sometimes hereinafter referred to as "Unvested Shares." Within 90 days following the date of the Participant's termination of employment by the Corporation, the Corporation shall notify the Employee as to whether it wishes to repurchase the Unvested Shares pursuant to the exercise of the Repurchase Option. If the Corporation elects to repurchase said Unvested Shares, it shall set a date for the closing of the transaction at the Executive Offices of the Corporation, not later than 30 days from the date such notice.

        Except for transfers to participant's descendants and spouses, the participant shall not transfer by sale, assignment, hypothecation donation or otherwise any of the Shares or any interest therein prior to the release of such Shares from the Repurchase Option. The Company's Repurchase Option may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations. Each stock purchase agreement entered into as provided herein shall provide for a right of first refusal and option on the part of the Company to purchase all or any part of any Shares which are no longer subject to the Repurchase Option which the participant purposes to sell, transfer or otherwise dispose of (except for transfers to participant's descendants and spouses) on the condition that: (a) the participant must notify the Company in writing of any proposed sale, transfer or other disposition of any of the Shares, specifying the proposed transferee, the number of Shares proposed to be transferred, and the price at which such Shares are to be sold, transferred or otherwise disposed; (b) the Company shall have a period of 30 days from receipt of such notice to notify the participant in writing as to whether or not the Company elects to purchase all or a specified portion of such Shares at the lower of (i) price per share set forth in the notice given by the participant, or (ii) the fair market value for a share of the Company's Common Stock, without restrictions, on the date on which the notice is given by participant to the Company, less in either case an amount equal to the discount, if any; (c) if the Company elects not to purchase all of the Shares specified in the notice, the participant may sell, transfer or otherwise dispose of the remaining Shares in strict accordance with the terms specified in the notice within 90 days following the date of the notice. Any transferee of any of such Shares (other than the Company) will take and acquire all of such Shares subject to the continuing right of first refusal and option on the part of the Company to purchase all or any portion of such Shares from the transferee on all of the same terms and conditions as are set forth in the stock purchase agreement, unless the participant shall have paid to the Company, out of the proceeds from the sale of such Shares or otherwise, an amount equal to the lesser of (i) the discount or (ii) the amount by which the fair market value for a share of the Company Common Stock, without restrictions, on the date on which the notice is given by participant to the Company exceeds the price per Share paid by the participant for such Shares.

        Stock Appreciation Rights.    Stock Appreciation Rights related or unrelated to Options or other Awards may be granted to eligible employees: (i) at any time if unrelated to an Award or if related to an Award other than an Incentive Stock Option; or (ii) only at the time of grant of an Incentive Stock Option if related thereto. A Stock Appreciation Right may extend to all or a portion of the shares covered by a related Award.

        A Stock Appreciation Right granted in connection with an Award shall be exercisable only at such time or times, and to the extent, that a related Award is exercisable. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercisable only when the fair market value of the stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option. Upon the exercise of a Stock Appreciation Right, and if such Stock Appreciation Right is related to an Award surrender of an exercisable portion of the related Award, the participant shall be entitled to receive payment of a amount determined by multiplying the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Award, or if such Stock Appreciation Right is unrelated to an Award, from the fair market value, book value or other measure specified in the Award of such Stock Appreciation Right of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by the number of shares as to which such Stock Appreciation Right has been exercised.

        The Board or the Committee, as the case may be, in its sole discretion, may require settlement of the amount determined under paragraph (i) above solely in cash, solely in shares of Common Stock valued at fair market value, or partly in such shares and partly in cash. Each Stock Appreciation Right and all rights and obligations thereunder shall expire on such date as shall be determined by the Board or the Committee, but not later than 10 years after the date of the Award thereof, and shall be subject to earlier termination as provided in the 2003 Plan.

        Performance Awards.    One or more Performance Awards may be granted to any eligible employee. The value of such Awards may be linked to the market value, book value or other measure of the value of the Common stock or other specific performance criteria determined appropriate by the Board or the Committee, in each case on a specified date or over any period determined by the Board or the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of shares of Common stock over a fixed period determined by the Board or the Committee. In making such determinations, the Board or the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the participant.

        Dividend Equivalents.    A participant may also be granted Dividend Rights based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date of grant of the Award and the date such Award is exercised, vests or expires, as determined by the Board or the Committee. Such Dividend Rights shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board or the Committee.

        Stock Payments.    The Board or the Committee may approve Stock Payments to eligible employees who elect to receive such payments in the manner determined from time to time by the Board or the Committee. The number of shares shall be determined by the Board or the Committee and may be based upon the fair market value, book value or other measure of the value of such shares on the date the Award is granted or on any date thereafter.

        Loans.    The Company may, with the Board's or the Committee's approval, extend one or more loans to participants who are not officers or directors of the Company in connection with the exercise or receipt of outstanding Awards granted under the Plan. Such loans are subject to the following conditions: (i) the principal of the loan shall not exceed the amount required to be paid to the

Corporation upon the exercise or receipt of one or more Awards under the Plan less the aggregate par value of any Common Stock deliverable on such event, and the loan proceeds shall be paid directly to the Corporation in consideration of such exercise or receipt; (ii) the initial term of the loan shall be determined by the Board or the Committee; provided that the term of the loan, including extensions, shall not exceed a period of ten years; (iii) the loan shall be with full recourse to the participant, shall be evidenced by the participant's promissory note and shall bear interest at a rate determined by the Board or the Committee but not less than the Company's average cost of funds as of a date within 31 days of the date of such loan, as determined by the Board or the Committee; and (iv) in the event a participant terminates his or her employment at the request of the Company, the unpaid principal balance of the note hall become due and payable on the tenth business day after such termination; provided, however, that if a sale of such shares would cause such participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the tenth business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the participant subsequent to such termination. In the event a participant terminates employment other than at the request of the Company, the unpaid principal balance of the note shall become due and payable six months after the date of such termination.

        Termination, Suspension and Amendment.    The Board of Directors or the Committee may, at any time, suspend, amend, modify of terminate the 2003 Plan (or any part thereof) and may, with the consent of the recipient of an Award, authorize such modifications of the terms and conditions of such participant's Award as it shall deem advisable. However, no amendment or modification of the 2003 Plan may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would materially increase the benefits accruing to participants under the 2003 Plan within the meaning of Rule 16b-3 under the Exchange Act or any successor provision; materially increase the aggregate number of shares which may be delivered pursuant to Awards granted under the 2003 Plan; or materially modify the requirements of eligibility for participation in the Plan.

        Neither adoption of the 2003 Plan nor the provisions thereof shall limit the authority of the Board of Directors to adopt other plans or to authorize other payments of compensation and benefits under applicable law.

Federal Income Tax Information

        Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 38.6%. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Incentive Stock Options.    Incentive stock options under the 2003 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionholder's alternative minimum tax liability, if any. If an optionholder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the optionholder held the stock for more than one year. Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the 2003 Plan generally will have no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option, unless the options are granted at less than the fair market value on the date of grant.. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax-reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder. Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1.0 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

New Plan Benefits

        Incentive stock option grants under the 2003 Plan that have been approved by the Board of Directors, contingent upon shareholder ratification of the 2003 Plan, are listed below. It is not possible to determine at this time the future awards that will be granted under the 2003 Plan, if it is approved by shareholders, or to calculate the dollar value of the contingent awards described in the table below.

2003 Plan
Name and Position	Number of Options
Jack L. Stephens, President /CEO	100,000
David B. Goodnight, Executive Vice President—Business Development	40,000
Elizabeth G. Hodgkins, Executive Vice President—Claims	-0-
Kent A. Kruse, Vice President, Chief Operating Officer	20,000
Rebecca F. Lewis, Vice President— Marketing	25,000
Executive Group	55,000
Non-Executive Director Group	-0-
Non-Executive Officer Employee Group	90,000

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
THE RATIFICATION OF THE 2003 PLAN.

PROPOSAL 4

RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS

        KPMG LLP has been the Company's independent auditors since 1999. At a meeting on March 7, 2003, the Board of Directors unanimously approved the recommendation of the Audit Committee for the appointment of KPMG LLP to audit the financial statements of the Company for 2003. This selection is subject to ratification or rejection by the shareholders.

        KPMG LLP has no financial interest in the Company. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

        KPMG LLP performed various audit and other services for the Company during 2002. Such services included an audit of annual financial statements, interim reviews of quarterly financial statements, review and consultation connected with certain filings with the SEC, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Board of Directors.

Audit Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2001 and 2002, and fees billed for other services rendered by KPMG LLP.

	2001	2002
Audit fees	$96,000	$112,000
Audit-related fees(1)	$—	$235,000

Audit and audit-related fees	$96,000	$347,000
Tax fees(2)	$18,000	$18,000
All other fees	$—	$—

Total fees	$114,000	$365,000

(1)
Audit-related fees consisted principally of fees related to the Company's statutory audit and other audit-related fees, including review of the Form 10 filings.

(2)
Tax fees consisted of fees for tax compliance services.

        The Company is current in the payment of fees due KPMG.

        The Audit Committee has determined that the rendering of non-audit services by KPMG LLP is compatible with the auditors' independence.

Report of the Audit Committee

        The Board of Directors of the Company has appointed an Audit Committee currently composed of three directors, Messrs. Lancer, Miller, and Williamson. The report of the Audit Committee follows:

        The Board of Directors has adopted a written charter for the Audit Committee (a copy of which is included as Exhibit "C" to this Proxy Statement). The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles. The Audit Committee met three times in 2002.

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management and with KPMG LLP, the Company's independent auditors for 2002.

        The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 and 90.

        The Audit Committee has received from KPMG LLP the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed KPMG LLP's independence with them, and has considered the compatibility of non-audit services with the auditors' independence, concluding that it is compatible.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission.

The Audit Committee
Michael D. Miller, Chairman David J. Lancer R. Max Williamson

Use of the Report of the Audit Committee and Audit Committee Charter

        In accordance with and to the extent permitted by applicable law or regulation, the information contained in the Report of the Audit Committee and the Audit Committee Charter shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
THE RATIFICATION OF THE SELECTION OF THE AUDITORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 2, 2003 for:

  •
  each person known by us to be the beneficial owner of 5% or more of our Common Stock;

  •
  each of our Directors and each of our executive officers whose name appears in the summary compensation table (the "Named Executive Officers"); and

  •
  all of our Directors and the Named Executive Officers as a group.

        Except as otherwise noted in the footnotes below, the entity, individual Director or Named Executive Officer has sole voting and investment power with respect to such securities.

	Common Shares
Name and Address of Beneficial Owner(1)(2)
	Number	%
Scottsdale Insurance Company(4) 8877 North Gainey Center Dr. Scottsdale, AZ 85261	3,417,938	60.8
The Iams Company(5) 7250 Poe Avenue Dayton, Ohio 45415	500,000	8.9
Jack L. Stephens, D.V.M.(6)	427,078	7.6
Duncan Alexander(7) P.O.Box 520 Geneva, IL 60134	292,500	5.2
Gene A. Foehl(8) 27 East Front Street Media, PA 19063	289,871	5.2
David J. Lancer(9)	88,642	1.6
Rebecca F. Lewis(10)	10,750	*
David B. Goodnight, D.V.M.(11)	7,500	*
Elizabeth Hodgkins, D.V.M.(12)	7,000	*
Kent A. Kruse, D.V.M.(13)	5,000	*
Michael D. Miller(14) One Nationwide Plaza, 1-36-41 Columbus, OH 43215	—	—
R. Max Williamson(14) 8877 North Gainey Center Dr. Scottsdale, AZ 85261	—	—
Gary L. Tiepelman(14) 8877 North Gainey Center Dr. Scottsdale, AZ 85261	—	—
All Named Executive Officers and Directors, as a group(15)	3,963,908	67.5

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is generally determined by voting power and/or investment power with respect to securities. Except as indicated by footnote and subject to community property laws where applicable, the Company believes the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise indicated, the address of each shareholder is 3060 Saturn Street, Brea, California 92821.

(2)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this information statement upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this information statement have been exercised. An asterisk indicates that the percentage ownership is less than 1.0%.

(3)
Assumes 5,623,363 shares of Common Stock outstanding at May 2, 2003.

(4)
Investment decisions regarding these securities are made by the members of the Scottsdale Insurance Company ("SIC") Board of Directors: Galen R. Barnes, Judy L. Howard, W.G. Jurgensen, Lydia M. Marshall, David O. Miller, Michael D. Miller, Ralph M. Paige, and R. Max Williamson. Messrs. Miller and Williamson are members of our Board of Directors and director nominees.

(5)
Investment decisions regarding these securities are made by the members of the Iams Board of Directors: Bruce L. Byrnes and Clayton C. Daley, Jr.

(6)
Includes (i) 276,925 shares of Common Stock owned by Dr. Stephens and 5,063 shares of Common Stock owned by Vicki Stephens, Dr. Stephens' wife (see "Certain Relationships and Related Transactions"), (ii) 71,500 shares issuable upon exercise of incentive and non-qualified options to purchase Common Stock, exercisable at $4.00 per share (including 1,500 options granted to Vicki Stephens) and expiring from February 2003 to February 2007, and (iii) 73,590 shares issuable upon exercise of warrants to purchase Common Stock at prices ranging from $2.80 to $4.00 per share expiring from December 2003 to December 2004.

(7)
Includes (i) 12,500 shares of Common Stock owned by Mr. Alexander and 220,000 shares of Common Stock owned by Harding & Harding, Inc., an affiliate of Mr. Alexander, and (ii) 60,000 shares issuable to Mr. Alexander upon exercise of non-qualified stock options, exercisable at $4.00 per share and expiring in February 2006.

(8)
Includes (i) 219,871 shares of Common Stock owned by Mr. Foehl and members of his family, and (ii) 70,000 shares issuable upon exercise of non-qualified stock options, exercisable at $4.00 per share and expiring from February 2006 and February 2007.

(9)
Includes (i) 8,285 shares of Common Stock owned by Mr. Lancer, (ii) 70,000 shares issuable upon exercise of non-qualified stock options, exercisable at $4.00 per share and expiring from February 2006 and February 2007, and (iii) 10,357 shares issuable upon exercise of warrants to purchase Common Stock at $2.80 per share expiring in December 2004.

(10)
Includes (i) 8,250 shares of Common Stock owned by Ms. Lewis, and (ii) 2,500 shares issuable to Ms. Lewis upon exercise of non-qualified stock options, exercisable at $4.00 per share and expiring in February 2006.

(11)
Represents 7,500 shares issuable to Dr. Goodnight upon exercise of incentive stock options, exercisable at $4.00 per share and expiring in February 2006.

(12)
Represents 7,000 shares issuable to Dr. Hodgkins upon exercise of incentive stock options, exercisable at $4.00 per share and expiring in February 2006.

(13)
Represents 5,000 shares issuable to Dr. Kruse upon exercise of incentive stock options, exercisable at $4.00 per share and expiring in February 2006.

(14)
Does not include shares of Common and Preferred Stock owned by SIC, an affiliate of Messrs. Miller, Williamson, and Tiepelman. See "Certain Relationships and Related Transactions."

(15)
Includes (i) 3,716,461 shares owned beneficially by the Named Executive Officers and Directors including the shares owned of record by SIC (see footnote 4 above), (ii) 163,500 shares issuable on exercise of incentive and non-qualified stock options, exercisable at $4.00 per share and expiring from February 2003 to February 2007, and (iii) 83,947 shares issuable on exercise of warrants to purchase Common Stock exercisable at prices ranging from $3.20 to $4.00 per share expiring from December 2003 to December 2004.

DIRECTORS AND EXECUTIVE OFFICERS

        The names, ages, and positions of the Company's officers and Directors as of the date of this proxy statement are listed below:

Name	Age	Position
Jack L. Stephens, D.V.M.	56	President, Chief Executive Officer, and Director
David B. Goodnight, D.V.M.	48	Executive Vice President—Business Development
Kent A. Kruse, D.V.M.	64	Vice President—Chief Operating Officer
Elizabeth M. Hodgkins, D.V.M.	53	Executive Vice President—Claims
Paul W. Souza	43	Executive Vice President, Chief Financial Officer
Rebecca F. Lewis	39	Vice President—Marketing
Vicki L. Stephens	51	Vice President—Licensing
Richard D. Stephens	39	Vice President—Information Technology and Chief Information Officer
Bruce H. Haglund	52	Secretary
David J. Lancer	78	Director
Michael D. Miller	50	Director
R. Max Williamson	66	Director
Gary L. Tiepelman	49	Director

Jack L. Stephens, D.V.M.

        Dr. Stephens has been the President, Chief Executive Officer, and a Director of VPSI since our formation in October 1980. Dr. Stephens is also a Director and the Chief Executive Officer of DVM, VPI, and VPIS. Prior to his employment with us, Dr. Stephens was a self-employed veterinarian in Villa Park, California. He has been active in veterinary associations, served as President of the Orange County Chapter of the Southern California Veterinary Medical Association ("SCVMA"), and was President of the SCVMA during 1983. Dr. Stephens has also been an active participant on several committees with state and local veterinary associations, including the Insurance Committee of the SCVMA. Dr. Stephens received his D.V.M. degree from the University of Missouri in 1972.

David B. Goodnight, D.V.M.

        Dr. Goodnight commenced his employment with us in September 1999 as National Director of Business Development. In February 2000, he was named Executive Vice President—Business Development of VPSI and VPI. From June 1997 to September 1999 Dr. Goodnight was employed by Brakke Consulting, Inc., a worldwide consulting firm providing services to clients in animal health and related industries, where he founded their veterinary practice management division. Between November 1996 and May 1997, he provided consulting services for VCA in connection with hospital acquisitions. From 1978 through 1996, Dr. Goodnight owned and managed a veterinary practice. Dr. Goodnight received a D.V.M. degree from Texas A&M University in 1977 and an M.B.A. from Southern Methodist University in 1988.

Kent A. Kruse, D.V.M.

        Dr. Kruse has been the Chief Operating Officer of VPSI and VPI since November 1999. He joined us in January 1999 as National Director of Business Development. Dr. Kruse co-founded Petshealth Insurance Agency, Inc. in 1995 and served as its President from 1997 to February 1998. From February 1998 until January 1999, Dr. Kruse was a consultant with GE Capital, working on a study by GE Capital of the pet insurance industry in the United States. In 1989, he and a group of investors purchased the computer division that he helped develop from Animed, Inc. and created Impromed, Inc., a privately-owned veterinary computer company, where Dr. Kruse served as Executive

Vice President from 1989 to 1995. Dr. Kruse received a D.V.M. degree from Iowa State University in 1963.

Elizabeth M. Hodgkins, D.V.M.

        Dr. Hodgkins joined us in April 1999 as Executive Vice President—Claims and Medical Director of VPSI and VPI. Dr. Hodgkins was Vice President of Customer Relations for Heska Corporation from 1996 to April 1999. From 1985 to 1993, she directed the veterinary technical and customer service departments for Hill's Pet Nutrition, Inc. Dr. Hodgkins received a D.V.M. degree from University of California at Davis in 1977 and a J.D. degree from University of Kansas in 1996. Ms. Hodgkins resigned effective May 15, 2003 to return to private veterinary practice; however, she will continue to work with us as a consultant on a part-time basis during a transition period as we seek her replacement.

Paul W. Souza

        Mr. Souza became the Executive Vice President and Chief Financial Officer of VPSI, DVM, VPI, and VPIS in April 2002. He has over 18 years of insurance industry experience, which include 10 years experience as a chief financial officer. From June 2000 to October 2001, Mr. Souza served as Senior Vice President and Chief Financial Officer for VantageMed Corporation, a practice management software company. From September 1999 to May 2000, Mr. Souza served as Vice President and Chief Financial Officer for Sierra Insurance Group, a workers' compensation holding company with four insurance entities, and subsidiary of Sierra Health Services (SHS). Mr. Souza provided consulting services in the insurance and managed care industries from April 1999 through August 1999. From July 1995 to March 1999, Mr. Souza served as Vice President and Chief Financial Officer for Business Insurance Group (BIG), the workers' compensation division of Foundation Health Systems/Health Net, Inc. (HNT). BIG and its four wholly owned insurance subsidiaries were sold by HNT in December 1998. From 1982 to 1995, Mr. Souza held various management positions in the insurance industry. Mr. Souza received a Bachelor of Science degree in Business Administration with an emphasis in Finance, from San Diego State University, in May 1982.

Rebecca F. Lewis

        Ms. Lewis has been employed with us since 1987. Ms. Lewis began her employment as a marketing assistant, in 1990 was promoted to Director of Marketing, and in 1994 was elected Vice President—Marketing of VPSI and VPI. She received a B.S. degree in Communication and Marketing from Virginia Polytechnic Institute in 1987.

Vicki L. Stephens

        Ms. Stephens has been the Vice President—Licensing of VPSI, VPI, and DVM since 1989 and has been employed by us in various executive capacities since 1986. Ms. Stephens is the wife of Jack L. Stephens, our Chief Executive Officer. See "Certain Relationships and Related Transactions."

Richard D. Stephens

        Mr. Stephens has been the Vice President—Information Technology of VPSI and VPI since 1991, Chief Information Officer of VPSI and VPI since October 1999, and has been employed by us in various capacities since 1982. He received dual degrees in Finance and Marketing from California State University at Fullerton in 1990. Mr. Stephens is the son of Jack L. Stephens, our Chief Executive Officer. See "Certain Relationships and Related Transactions."

Bruce H. Haglund, Esq.

        Mr. Haglund has served as Secretary of VPSI, DVM, VPI, and VPIS since 1996. Mr. Haglund is a partner in the law firm of Gibson, Haglund & Paulsen in Irvine, California. He has been engaged in the private practice of law in Orange County, California since 1980. Mr. Haglund has a J.D. from the University of Utah College of Law.

David J. Lancer

        Mr. Lancer has been a Director of VPSI, DVM, VPI, and VPIS since 1987. We employed Mr. Lancer as our Controller from 1985 until his retirement in 1987. Mr. Lancer has worked as a senior accountant with Lybrand Ross Brothers, a plant controller for Continental Can Corporation and as controller for the Frawley Corporation. Mr. Lancer received a B.B.A. degree from Manhattan College and did graduate work at New York University.

Michael D. Miller

        Mr. Miller has been a Director of VPSI, DVM, VPI, and VPIS since September 1998. He has been with Nationwide since 1985. Mr. Miller has been the Senior Vice President—Finance for the Nationwide property and casualty insurance companies since May 2001. From March 2000 to May 2001, he was the Vice President—Finance for the same companies. From August 1995 to March 2000, he was the Vice President—Finance and Treasurer for the Scottsdale Insurance Company ("SIC") insurance group companies, which included Western Heritage Insurance Company, Scottsdale Indemnity Insurance Company, and Scottsdale Surplus Lines Insurance Company, and National Casualty Company. Mr. Miller is currently a member of the Board of Directors for the SIC insurance group companies and other Nationwide-owned insurance companies. Prior to joining SIC, he was the Vice President—Finance and Treasurer of the Farmland Insurance Companies, another Nationwide subsidiary. Before joining Nationwide in 1985, he was with the Celina Group Insurance Companies for eight years. He has an undergraduate degree in Business Administration and Accounting from Defiance College and an M.B.A. from Indiana University.

R. Max Williamson

        Mr. Williamson has been a Director of VPSI, DVM, VPI, and VPIS since February 2000. He has been the President and Chief Operating Officer of Scottsdale Insurance Company, Scottsdale Indemnity Company, Scottsdale Surplus Lines Insurance Company, National Casualty Company, and Western Heritage Insurance Company since October 1998, where he has been employed since October 1995. Mr. Williamson has been in the insurance industry for 42 years. Prior to joining SIC he worked for ACCEL International Corporation, Legion Insurance Company, Armco Insurance Group, and Travelers Insurance. He has a B.S. degree from Bowling Green State University.

Gary L. Tiepelman

        Mr. Tiepleman has been a Director of VPSI, DVM, VPI, and VPIS since December 2000. He has been employed by Scottsdale Insurance Company since 1987 and was elected Senior Vice President in December 2000. He had previously been Vice President—Underwriting for SIC from August 1999. He has been employed in the insurance industry since 1978. In addition to his employment with SIC, Mr. Tiepelman was employed by Great Southwest Fire Insurance Company (part of the Sentry Group) and Acceptance Insurance Company as Senior Vice President. He is a graduate of Arizona State University with a B.S. degree in Business Administration.

Board of Directors Committees and Compensation

        The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. Members of the Board are kept informed of the Company's business through discussions with the President and other officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings. Our Bylaws provide that all of the Directors are elected at each annual meeting of the shareholders to hold office until the next annual shareholders meeting. SIC owns 3,417,938 shares or approximately 61% of our Common Stock. As a result, even under the principles of cumulative voting, SIC can elect three Directors. See "Security Ownership of Certain Beneficial Owners and Management."

        Board members are not presently compensated, but are reimbursed for their expenses associated with attending Board meetings.

        The Audit Committee of the Board consists of three members, none of whom is an officer or employee of the Company. The Audit Committee, pursuant to a written charter approved by the B oard of Directors (see Exhibit "C"), appoints independent auditors, subject to shareholder approval, to perform an annual independent audit of the Company's books and records, reviews the activities of the independent auditors, and reports the results of such review to the Board of Directors. The members of the Audit Committee are Messrs. Miller (Chairman), Williamson, and Lancer.

        Of the members of the Audit Committee, only Mr. Lancer is an independent director as defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. Mr. Lancer is the Audit Committee financial expert.

        The Compensation Committee of the Board consists of three members, none of whom is an officer or employee of the Company. The Compensation Committee reviews and recommends compensation levels for members of the Company's management, evaluates the performance of management, and supervises the administration of the Company's various incentive plans. The members of the Compensation Committee are Messrs. Miller (Chairman), Williamson, and Lancer.

        The Executive Committee of the Board is authorized to approve certain actions that require Board approval in lieu of action by the full Board of Directors when authority to act on behalf of the full Board is specifically delegated to the Executive Committee. The members of the Executive Committee are Messrs. Miller (Chairman), Williamson, and Tiepelman.

Board and Committee Meetings

        During the year ended December 31, 2002, the Board of Directors and each committee of the Board held three meetings, and the Board of Directors acted by unanimous written consent once. Each of the members of the Board and its committees attended 75% or more of the aggregate meetings of the Board and its committees of which he was a member.

Compliance With Section 16 (a) of the Exchange Act

        Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16 (a) forms they file. The Company believes that all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners will be complied with on or before May 20, 2003, although none of such filings will have been filed on a timely basis.

EXECUTIVE COMPENSATION

        The following table sets forth compensation received for the years ended December 31, 2000 through 2002 by the Company's Chief Executive Officer and four most highly paid executive officers.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Awards
				Other Annual Compensation ($)			Payouts/ LTIP Payouts ($)	All Other Compensation (1)
Name and Principal Position	Year (1)	Salary ($)	Bonus ($)		Restricted Stock ($)	Options/ SARs (#)
Jack L. Stephens, President/CEO	2002 2001 2000	220,520 230,976 228,447	163,000 43,806 48,009		12,000	10,000
David B. Goodnight, Executive Vice President— Business Development	2002 2001 2000	170,000 147,053 117,383	15,000 14,000			3,805 7,500
Elizabeth M. Hodgkins, Executive Vice President—Claims	2002 2001 2000	147,412 136,133 117,383	12,000 13,000			1,805 7,000
Kent A. Kruse, Vice President, Chief Operating Officer	2002 2001 2000	150,000 134,050 102,800	10,000 12,000			806 5,000
Rebecca F. Lewis, Vice President—Marketing	2002 2001 2000	144,270 122,083 100,600	12,000 13,500			1,806

(1)
The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other personal benefits provided to such individual that are extended to all employees of the Company in connection with their employment. Perquisites and other personal benefits, securities, or property received by an executive are either the lesser of $50,000 or 10% of the total salary and bonus reported for each named executive officer, except as otherwise disclosed.

Option/SAR Grants in the Last Fiscal Year

					Potential realizable value at assumed annual rates of stock price appreciation for option term
Name (a)	Number of securities underlying Options/SARs granted (#) (b)	Percent of total options/SARs granted to employees in fiscal year (c)	Exercise or base price ($/Sh) (d)	Expiration date (e)	5%($) (f)	10%($) (g)
Jack L. Stephens, President/CEO	0	N/A	N/A	N/A	N/A	N/A
David B. Goodnight, Executive Vice President—Business Development	3,805	13.3%	$8.00	6/30/10	$14,534	$16,675
Elizabeth M. Hodgkins, Executive Vice President—Claims	1,805	6.5%	$8.00	6/30/10	$6,894	$7,910
Kent A. Kruse, Vice President, Chief Operating Officer	806	2.9%	$8.00	6/30/10	$3,079	$3,532
Rebecca F. Lewis, Vice President—Marketing	1,806	6.5%	$8.00	6/30/10	$6,895	$7,915

Aggregated Options/SAR Exercises in the Last Fiscal Year and Fiscal Year-End Option/SAR Values

        The following table sets forth the number of options, both exercisable and unexercisable, held by each of the Named Executive Officers of the Company and the value of any in-the-money options at December 31, 2002 (assuming a value of $11.00 on December 31, 2002):

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at December 31, 2002 Exercisable/ Unexercisable	Value of in-the-Money Options at December 31, 2002 Exercisable/ Unexercisable
Jack L. Stephens(1)	—	$—	174,090/—	$1,261,502/$—
David B. Goodnight	—	$—	5,000/6,305	$35,000/$28,915
Elizabeth M. Hodgkins	—	$—	4,666/4,139	$32,662/$21,752
Kent A. Kruse	—	$—	3,333/2,473	$23,331/$14,687
Rebecca F. Lewis	—	$—	9,166/2,640	$64,162/$11,256

(1)
Includes 73,590 warrants to purchase Common Stock and 5,500 incentive stock options granted to Vicki Stephens, Mr. Stephens' wife. See "Security Ownership of Certain Beneficial Owners and Management," and "Certain Relationships and Related Transactions."

Equity Compensation

        The following table sets forth certain information regarding equity compensation plans as of December 31, 2002:

Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	151,900	$4.73	-0-
Equity compensation plans not approved by security holders	420,197	$3.80	-0-
Total	572,097	$4.05	-0-

Employment Agreements

        In August 2002, the Company entered into employment agreements with David B. Goodnight, our Executive Vice President—Business Development, and Rebecca F. Lewis, our Vice President—Marketing. Dr. Goodnight's agreement provides for an annual salary of $170,000 and Ms. Lewis' agreement provides for an annual salary of $150,000. Both agreements expire on June 30, 2004 without provision for renewal and provide for medical insurance, a $100,000 life insurance policy the premiums for which are paid by the Company with the death benefit payable to the heirs of each employee, one year of severance pay if employment is terminated by the Company without cause before the expiration of the agreement, and allow for bonus compensation and stock option grants as determined by the Board of Directors. Neither agreement has any provision regarding changes in control of the Company. The agreements also contain restrictive covenants preventing competition with the Company and the use of confidential business information, except in connection with the performance of their duties for the Company, for a period of two years following the termination of their employment with the Company.

        In November 2002, the Company entered into an employment agreement with Jack L. Stephens, our Chief Executive Officer, with an effective date of April 1, 2002 and terminating on March 31, 2007. The employment agreement with Dr. Stephens provides for (i) an annual salary of $300,000, with increases at the discretion of the Board (an increase to $330,000 was approved effective April 1, 2003), (ii) incentive compensation of up to 120% of his annual salary based upon the Company achieving annual gross premiums produced revenue, net income, and other performance targets approved by the Board prior to each calendar year, (iii) monthly severance payments equal to his monthly salary through the end of the contract term if his employment is terminated without cause prior to March 31, 2007, (iv) a $2,000,000 term life insurance policy during the term of the agreement with the Company as the beneficiary and a $1,000,000 policy with Dr. Stephens' estate as the beneficiary, (v) a consulting agreement at the option of the Company upon the termination of the agreement equal to his monthly salary, and (vi) restrictive covenants preventing competition with the Company and the use of confidential business information, except in connection with the performance of his duties for the Company, for a period of two years following the termination of his employment or consulting with the Company.

Stock Bonus Plan

        The Company has a stock bonus plan under which shares of Common Stock have been reserved for award to officers and key employees of the Company for future services to be performed. The terms of the plan impose certain restrictions ranging from one to three years on the sale or disposition of the shares issued. Prior to 1999, no shares had been awarded under the stock bonus plan since November 1992. In February 1999, 12,000 shares were awarded to Dr. Stephens, of which 6,000 vested in December 1999 and 6,000 vested in December 2000.

Stock Option Grants

        Our 1996 Stock Option Plan (the "Plan") provides for the grant of incentive stock options ("ISO's") to full-time employees (who may also be Directors) and non-qualified stock options ("NQSO's") to non-employee Directors and consultants. The exercise price of any ISO may not be less than the fair market value of the Common Stock on the date of grant or, in the case of an optionee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, not be less than 110% of the fair market value on the date of grant. The exercise price, in the case of any NQSO, must not be less than 85% of the fair market value of the Common Stock on the date of grant.

        ISO's to purchase 83,600 shares of Common Stock under the Plan were granted in fiscal 2000. Included in the ISO's granted were 7,500 to Dr. Goodnight, 7,000 to Dr. Hodgkins, 5,000 to Dr. Kruse, and 2,500 to Ms. Lewis. No options were granted in 1999 or 2001. In July 2002, the Company granted ISO's to purchase a total of 27,833 shares of Common Stock at an exercise price of $8.00 per share. These ISO's vest at the rate of 25% per year and expire on June 30, 2010. Included in these ISO grants were 3,805 options to Dr. Goodnight, 2,805 options to Richard Stephens, 1,805 options to Dr. Hodgkins, 1,806 options to Ms. Lewis, 806 options to Dr. Kruse, and 806 options to Mr. Souza. At December 31, 2002, ISO's to purchase 151,900 shares of Common Stock were outstanding. See "Security Ownership of Certain Beneficial Owners and Management."

        We have also granted NQSO's outside of the Plan, although no NQSO's have been granted since 1997. At December 31, 2002, NQSO's to purchase 330,000 shares of Common Stock were outstanding. See "Security Ownership of Certain Beneficial Owners and Management."

Outstanding Stock Purchase Warrants

        At December 31, 2002, a total of 90,197 Common Stock purchase warrants were outstanding, of which 64,732 are exercisable at $2.80 per share, 5,465 are exercisable at $3.20 per share, and 20,000 are exercisable at $4.00 per share. Of these warrants, 70,197 were to expire on December 31, 1999, but were extended to December 31, 2005 by the Board of Directors. The remaining 20,000 Common Stock purchase warrants expire in February 2007. See "Security Ownership of Certain Beneficial Owners and Management."

Section 401 (k) Plan

        The Company has adopted a tax-qualified cash or deferred profit sharing plan (the "401 (k) Plan") covering eligible employees who have completed six months of continuous service prior to a plan entry date. Pursuant to the 401 (k) Plan, eligible employees may make salary deferral (before tax) contributions of up to 6% of their total compensation per plan year up to a specified maximum contribution as determined by the Internal Revenue Service. The 401 (k) Plan also includes provisions that authorize the Company to make discretionary contributions. Such contributions, if made, are allocated among all eligible employees as determined under the 401 (k) Plan. The trustees under the 401 (k) Plan invest the assets of each participant's account attributable to the Company's contribution in an equity fund or guaranteed income fund until the participant is fully vested. The trustees invest the assets at the direction of such participant for the portion attributable to the participant's contribution and the portion attributable to the Company's contribution if the participant is fully vested. During the year ended December 31, 2002, the Company made contributions to the 401 (k) Plan totaling approximately $116,000.

Report of Compensation Committee

                  March 31, 2003

Board of Directors
Veterinary Pet Services, Inc.
3060 Saturn Street
Brea, California 92821

        As the Compensation Committee of Veterinary Pet Services, Inc. (the "Company"), it is our duty to review and recommend the compensation levels for members of the Company's management, evaluate the performance of management, and supervise the administration of the Company's various incentive plans.

        The policies and underlying philosophy governing the Company's compensation program are to: (i) maintain a comprehensive program that is competitive in the marketplace, (ii) provide opportunities integrating salary and stock options to compensate short and long-term performance of management, (iii) recognize and reward individual accomplishments, and (iv) allow the Company to retain seasoned executives who are essential to the Company's success.

        In determining management's compensation, this Committee evaluates the compensation paid to management based on their performance, their experience, and their contribution to the financial performance of the Company. The Committee also takes into account such relevant external factors as general economic conditions, industry compensation comparisons, and geographical compensation comparisons. Management compensation is composed of salary, bonuses, and options to purchase shares of Common Stock at the fair market value on the date of grant. The Committee has been assisted by outside consultants with expertise in developing comprehensive compensation programs, particularly with respect to the salary and bonus components of the Company's employment agreement with our Chief Executive Officer.

        The Company entered into a new employment agreement with Jack L. Stephens, the Company's Chief Executive Officer on November 23, 2002. The employment agreement with Dr. Stephens provides for incentive compensation, in addition to his base salary, of up to 120% his annual salary depending on the amount of gross premiums produced and net income achieved by the Company. The Company also entered into employment agreements with David B. Goodnight, the Company's Executive Vice President—Business Development, and with Rebecca F. Lewis, the Company's Vice President—Marketing, on August 16, 2002.

        The base salaries for executive officers are determined by evaluating the responsibilities of the positions held, the individual's experience, the competitive marketplace, the individual's performance of responsibilities and the individual's overall contribution to the Company.

        The Committee considers and recommends stock option grants under the Company's stock option plans for key employees and others who make substantial contributions to the long-term financial success of the Company. The Company and the Committee believe that stock options provide strong incentive to increase the value of stockholders' interests. Stock options grants are believed by the Committee to help focus management on the long-term success of the Company. The amount of any stock option grant is based primarily on an individual's responsibilities and position with the Company. Individual awards of options are affected by the Committee's subjective evaluation of factors it deems appropriate such as the assumption of responsibilities, competitive factors and achievements.

        Significant to the Committee's recommendations concerning executive compensation and option grants are significant events which have occurred over time as well as objectives set for the coming year. With regard to the year ended December 31, 2002, the Company (a) increased revenues from $27.4 million in fiscal 2001 to $37.5 million in fiscal 2002; (b) reported net income of $2.3 million in fiscal 2002 compared to net income of $1.0 million in fiscal 2001; (c) continued to increase market share with $64.2 million in gross premiums in fiscal 2002 compared to $45.0 million in fiscal 2001; and (d) continued the development of the Company's information technology systems to integrate the Company's marketing, underwriting, claims, and financial reporting functions.

        The executive officers devoted substantial time and effort in achieving the aforementioned objectives while at the same time devoting significant time to the daily affairs of the Company. Based on the Company's achievements in meeting the forecast for sales and revenues in fiscal 2002 and the financial condition of the Company, Dr. Stephens was awarded a bonus of $250,000 in March 2003 and an increase in his annual salary to $330,000 under the provisions of his employment agreement. Based on the Company's achievements in exceeding the forecast for sales, revenues, and net income, as well as the other achievements in fiscal 2001 referred to above, Dr. Stephens was paid a bonus in fiscal 2002 of $63,762 in accordance with the provisions of his employment agreement and a $100,000 discretionary bonus.

Compensation Committee
/s/ Michael D. Miller Michael D. Miller, Chairman Compensation Committee
/s/ R. Max Williamson R. Max Williamson, Member Compensation Committee
/s/ David J. Lancer David J. Lancer, Member Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        As noted above, the members of the Company's Compensation Committee are Messrs. Miller, Williamson, and Lancer. Neither Mr. Miller nor Mr. Williamson has ever been an officer or employee of the Company. Both Mr. Miller and Mr. Williamson are members of the Board of Directors of Scottsdale Insurance Company. See "Directors and Executive Officers," "Security Ownership of Certain Beneficial Owners and Management," and "Certain Relationships and Related Transactions." None of the executive officers of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of such committee, the entire board of directors) of another entity during 2002.

PERFORMANCE GRAPH

        The following graph shows a comparison of the Company's shareholder return from December 31, 2001 to March 31, 2003 assuming a constant value for the Company's shares of $12.00 per share, based on the $12.00 per share price at which the Company sold shares to Scottsdale Insurance Company and The Iams Company in April 2003. Because there is no public market for our stock, the Company has used this assumed $12.00 value for the entire period. The graph also includes Pethealth, Inc., the only publicly-traded competitor of the Company, in the peer group index. The graph also includes a composite index of property and casualty insurance companies, the classification of insurance under which the Company is licensed by the California Department of Insurance.

        The graph plots the changes in the value of an initial $100 investment over the measurement period. There can be no assurance that a market will develop for the Company's stock or that if developed one can be maintained. The Company cannot make any predictions regarding future stock performance, and there can be no assurance that the Company's stock value will remain at $12.00 per share in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We employ Vicki L. Stephens, the wife of Dr. Stephens, as Vice President—Licensing at a current annual salary of $115,000 and other standard perquisites. Ms. Stephens is a licensed insurance broker in California and is a licensed non-resident agent in the other 49 states. We also employ Richard D. Stephens, the son of Dr. Stephens, as Vice President—Information Technology and Chief Information Officer, at an annual salary of $150,000 in 2002 plus a car allowance of $3,000 per year and other standard perquisites, including a $100,000 term insurance policy, the premiums for which are paid by the Company with the death benefit payable to the estate of the employee. The employment of Vicki Stephens and Richard Stephens has been approved by a disinterested majority of the Board of Directors, taking into consideration their qualifications, their experience with us, and the rate we would likely pay an unrelated, qualified person for those positions. See "Directors and Executive Officers."

        In March 1998, we sold $5.0 million in Preferred Stock to VCA, a publicly traded company that owns veterinary hospitals and animal reference laboratories. In September 1998, we sold an additional $3.0 million of Preferred Stock to SIC at a price of $12.40 per Preferred share ($3.10 per converted Common share). Each share of Preferred Stock is convertible into four shares of Common Stock at the option of the holder. In February 2000, SIC purchased all of VCA's Preferred Stock and became the majority shareholder in our company. Because our Articles of Incorporation provide that the holders of the Series A and Series B Preferred Stock elect three of our Directors, SIC was able to elect a majority of the Board of Directors; however, the holders of the Preferred shares have no other voting rights. On April 14, 2003, SIC purchased 750,000 shares of Common Stock for $9.0 million ($12.00 per share). On April 15, 2003, SIC converted all of its Preferred Stock into 2,580,648 shares of Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

        DVM, our licensed, non-resident insurance agency in all states outside California, places all insurance written outside California with National Casualty Company ("NCC"), which is owned 100% by Nationwide Mutual Insurance Company ("Nationwide"). Nationwide also owns 100% of SIC. NCC reinsures the business written by DVM with SIC. SIC in turn currently reinsures the non-California business with VPI.

        For the year ended December 31, 2002, the economic benefit on a cash basis to SIC of the reinsurance assumed by VPI from SIC is as follows:

Premiums written	$23,774,000
Losses paid	(10,145,000)
Net commission expense	(6,419,000)

$7,210,000

        These amounts do not include the estimated premium taxes paid by SIC on business produced by NCC outside California, nor does it include the general and administrative expenses incurred by SIC related to the production of these premiums. The SIC Reinsurance Agreement and each amendment thereto with SIC has been approved by a disinterested majority of the Board of Directors.

        In connection with our need to maintain adequate statutory capital and surplus, SIC has committed to investing the necessary capital, or renegotiating the reinsurance agreement with VPI, or both, in order for VPI to maintain the minimum level of statutory capital as required by the DOI. With the reduction in our net written premiums to surplus ratio as a result of the contribution of $11.0 million to VPI's statutory capital and surplus on April 15, 2003 from the proceeds of the sale of Common Stock to SIC and Iams, we have contacted the DOI to request elimination of this commitment.

        Bruce H. Haglund, our Secretary, is a partner in the law firm of Gibson, Haglund & Paulsen, our general counsel. Gibson, Haglund & Paulsen was paid approximately $12,000 and $84,000 for legal services in the years ended December 31, 2001 and 2002, respectively.

        We believe that each of the related party transactions discussed above is on terms as favorable as could have been obtained from unaffiliated third parties.

        In January 2003, we entered into indemnification agreements with each of the members of our Board of Directors providing for indemnification against all expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with such action, suit or proceeding; provided that the individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

        In April 2003, in connection with the sale of shares to SIC and Iams, we agreed to indemnify, to the same extent we indemnify members of our Board, representatives of SIC and Iams who have the right to attend meetings of our Board of Directors as observers.

SUBMISSION OF SHAREHOLDER PROPOSALS

        Shareholders are advised that any shareholder proposal intended for consideration at the 2004 Annual Meeting must be received by the Company on or before February 1, 2004 to be included in any proxy materials prepared for the 2004 Annual Meeting of Shareholders. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and utilize certified mail-return receipt requested to insure timely delivery of the proposal.

MISCELLANEOUS AND OTHER MATTERS

Financial Statements

        The Company's financial statements for the year ended December 31, 2002 appear on the pages following page 48 of its 2002 Annual Report on Form 10-K which is being mailed to all shareholders along with this Proxy Statement. Said pages are incorporated herein by reference.

Matters Not Determined at the Time of the Solicitation

        Management knows of no matters to come before the Meeting other than as specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

        A COPY OF THE COMPANY'S CURRENT ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, IS BEING MAILED TO EACH SHAREHOLDER TOGETHER WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITING TO: VETERINARY PET SERVICES, INC., 3060 SATURN STREET, BREA, CALIFORNIA 92821.

EXHIBIT "A"

RESTATED

ARTICLES OF INCORPORATION

         JACK L. STEPHENS and BRUCE H. HAGLUND certify that:

1.
They are President and Secretary, respectively, of VETERINARY PET SERVICES, INC., a California corporation.

2.
The Amended and Restated Articles of Incorporation of this corporation are amended and restated to read in full as follows:

ONE:	The name of this corporation is:
VETERINARY PET SERVICES, INC.
TWO:
The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.
THREE:	This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is fifty million (50,000,000).
FOUR:	The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.
FIVE:
This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to this corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification expressly permitted by Section 317 of the California Corporations Code; provided, however, that such provisions or agreements may not provide for indemnification of any agents for any acts or omissions or transactions from which a director may not be relieved of liability as set forth in the exception to paragraph (10) of subdivision (a) of Section 204 of the California Corporations Code, or as to circumstances in which indemnity is expressly prohibited by Section 317 of the California Corporations Code.
3.
The foregoing Amendment of Articles of Incoporation has been duly approved by the Board of Directors.

4.
The foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 5,623,363. The number of shares voting in favor of the Amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

A-1

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: June 6, 2003.

JACK L. STEPHENS, President

BRUCE H. HAGLUND, Secretary

A-2

EXHIBIT "B"

VETERINARY PET SERVICES, INC.

2003 OMNIBUS STOCK OPTION AND INCENTIVE PLAN

VETERINARY PET SERVICES, INC.

2003 OMNIBUS STOCK OPTION AND INCENTIVE PLAN

XIII.	LOANS		B-12
XIV.	RIGHTS OF PARTICIPANTS AND BENEFICIARIES		B-13
	14.1	Employee Status	B-13
	14.2	No Employment Contract	B-13
	14.3	No Transferability	B-13
	14.4	Plan Not Funded	B-13
	14.5	Adjustments upon Recapitalizations and Corporate Changes	B-13
	14.6	Termination of Employment	B-14
	14.7	Death of Participant	B-14
	14.8	Disability of Participant	B-14
	14.9	Retirement of Participant	B-14
	14.10	Rights as a Stockholder	B-15
	14.11	Deferral of Payments	B-15
	14.12	Acceleration of Awards	B-15
XV.	MISCELLANEOUS		B-15
	15.1	Termination, Suspension and Amendment	B-15
	15.2	No Fractional Shares	B-16
	15.3	Tax Withholding and Tax Bonuses	B-16
	15.4	Restrictions of Elections Made by Participants	B-16
	15.5	Limitations on the Corporation's Obligations	B-16
	15.6	Compliance with Laws	B-16
	15.7	Governing Law	B-16
	15.8	Securities Law Requirements	B-17
	15.9	Execution	B-17

VETERINARY PET SERVICES, INC.

2003 OMNIBUS STOCK OPTION AND INCENTIVE PLAN

I.    PURPOSE

        The Plan is intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Corporation, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Corporation.

II.    DEFINITIONS.

2.1
"Award" shall mean an Option, which may be designated an Incentive Stock Option or a Nonstatutory Stock Option, a Purchase Right, a Stock Appreciation Right, a Performance Award, a Dividend Right or a Stock Payment, in each case as granted pursuant to the Plan.

2.2
"Award Agreement" shall mean a Stock Option Agreement, Restricted Stock Agreement or a Purchase Right Agreement.

2.3
"Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under the Plan in the event of a Participant's death.

2.4
"Board" shall mean the Board of Directors of the Corporation.

2.5
"Code" shall mean the Internal Revenue Code of 1986, as amended.

2.6
"Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 4 of the Plan.

2.7
"Common Stock" shall mean the Common Stock, without par value, of the Corporation.

2.8
"Corporation" shall mean Veterinary Pet Services, Inc., a California corporation, and its Subsidiaries.

2.9
"Disability" shall mean the condition of a Participant who is unable to [perform his or her substantial and material job duties due to injury or sickness or such other condition as the Board or Committee may determine in its sole discretion/engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months].

2.10
"Discount" shall mean, with respect to the Purchase Price of Purchase Rights, the discount from the Fair Market Value of a Share as set forth in Section 8.3.

2.11
"Dividend Equivalent" shall mean a right to receive a number of Shares or a cash amount, determined as provided in Article XII hereof.

2.12
"Eligible Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation.

2.13
"Event" shall mean any of the following:

(a)
Any person or entity (or group of affiliated persons or entities) acquires in one or more transactions, whether before or after the effective date of the Plan, ownership of more than

    50 percent of the outstanding shares of stock entitled to vote in the election of directors of the Corporation; or

  (b)
  The dissolution or liquidation of the Corporation or a reorganization, merger or consolidation of the Corporation with one or more entities, as a result of which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation as an entirety to another entity.

  For purposes of this definition, ownership does not include ownership (i) by a person owning such shares merely of record (such as a member of a securities exchange, a nominee or a securities depository system), (ii) by a person as a bona fide pledgee of shares prior to a default and determination to exercise powers as an owner of the shares, (iii) by a person who is not required to file statements on Schedule 13D by virtue of Rule 13d-1(b) of the Securities and Exchange Commission under the Exchange Act, or (iv) by a person who owns or holds shares as an underwriter acquired in connection with an underwritten offering pending and for purposes of resale.

2.14
"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.15
"Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Award may be exercised.

2.16
"Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

(i)
If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation; or

(ii)
If the Shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; or

(iii)
If neither (i) nor (ii) above applies, the fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

2.17
"Incentive Stock Option" shall mean an option described in Section 422(b) of the Code.

2.18
"Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 422(b), 423(b) or 424(b) of the Code.

2.19
"Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.20
"Participant" shall mean an Eligible Employee who has received an Award under the Plan.

2.21
"Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, stock or a combination of both.

2.22
"Plan" shall mean the Veterinary Pet Services, Inc. 2003 Omnibus Stock Option and Incentive Plan, as it may be amended from time to time.

2.23
"Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Award is exercised.

2.24
"Purchase Right" shall mean the grant to an Employee of the right to purchase Shares under the Plan.

2.25
"Restricted Stock" shall mean those Shares issued pursuant to a Restricted Stock Award that are not free of the restrictions set forth in the related Restricted Stock Agreement.

2.26
"Restricted Stock Award" shall mean an award of a fixed number of shares subject to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the related Restricted Stock Agreement.

2.27
"Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

2.28
"Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 15.4 of the Plan (if applicable).

2.29
"Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

2.30
"Stock Appreciation Right" shall mean the right to receive a number of Shares or a cash amount, or a combination of Shares and cash, based upon the Fair Market Value, book value or other measure determined by the Board or the Committee, as the case may be, pursuant to Section 9.1 of the Plan.

2.31
"Stock Payment" shall mean a payment in the form of Shares, or a Purchase Right, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation the salary, bonuses or commissions, that would otherwise become payable in cash to an Eligible Employee.

2.32
"Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

2.33
"Tax Date" shall have the meaning set forth in Section 15.3 hereof.

III.    EFFECTIVE DATE

        The Plan was adopted by the Board on March 7, 2003 and by the Corporation's shareholders on June 6, 2003. The effective date of the Plan shall be March 7, 2003 (the "Effective Date").

IV.    ADMINISTRATION

        The Plan shall be administered by the Board in compliance with Rule 16b-3 of the Securities Exchange Act of 1934 ("Rule 16b-3"), or by a Committee appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, and which shall consist of not less than three (3) members. The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Board, or the Committee if there be one, shall from time to time at its discretion select the Eligible Employees and consultants who are to be granted Awards, determine the number of Shares or cash, or the combination thereof, to be applicable to such Award, and designate any Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-employee director or a non-employee consultant. A member of the Board or a Committee member shall in no event participate in any determination relating to Awards held by or to be granted to such Board or Committee member; however, a member of the Board or a Committee member shall be entitled to receive Awards approved by the shareholders in accordance with the provisions of Rule 16b-3. The interpretation and construction by the Board, or by the Committee if there be one, of any provision of the Plan or of any Award granted thereunder shall be final. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder.

V.    PARTICIPATION

5.1
Eligibility. Subject to the terms and conditions of Section 5.2 below, the Participants shall be such persons as the shareholders may approve or as the Committee may select from among the following classes of persons: (i) Employees of the Corporation or of a Subsidiary (who may be officers, whether or not they are directors); and (ii) Consultants, vendors, customers, and others expected to provide significant services to the Corporation or a Subsidiary. For purposes of this Plan, a Participant who is a director or a consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be an Eligible Employee, and service as a director, consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be employment, except that no Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Corporation or a Subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the Awards granted.

5.2
Ten-Percent Shareholders. An Eligible Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Award for an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Award is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant; and (ii) such Award by its terms is not exercisable after the expiration of five (5) years from the date of grant.

5.3
Stock Ownership. For purposes of Section 5.2 above, in determining stock ownership an Eligible Employee shall be considered as owning the stock owned, directly or indirectly, by of for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Eligible Employee holds an Award shall not be counted.

5.4
Outstanding Stock. For purposes of Section 5.2 above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Award to the Participant. "Outstanding stock" shall not include shares authorized for issue under outstanding Options or Purchase Rights held by the Participant or by any other person.

VI.    STOCK SUBJECT TO THE PLAN

        The stock subject to Awards granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares that may be issued as Awards or upon exercise of Awards under the Plan shall not exceed one million (1,000,000) shares. The number of Shares subject to unexercised Options, Stock Appreciation Rights or Purchase Rights (plus the number of Shares previously issued under the Plan) shall not at any time exceed the number of Shares available for issuance under the Plan. In the event that any unexercised Option, Stock Appreciation Right or Purchase Right, or any portion thereof, for any reason expires or is terminated, or if any shares subject to a Restricted Stock Award do not vest or are not delivered, the unexercised or unvested Shares allocable to such Option, Stock Appreciation Right, Purchase Right or Restricted Stock Award may again be made subject to any Award. Any Shares withheld by the Corporation pursuant to Section 15.3 shall not be deemed to be issued. The number of withheld Shares shall be deducted from the applicable Award and shall not entitle the Participant to receive additional

Shares. The limitations established by this Article VI shall be subject to adjustment in the manner provided in Section 14.5 hereof upon the occurrence of an event specified therein.

VII.    OPTIONS

        7.1    Stock Option Agreements.    Options shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below. Each Option is deemed to be a Purchase Right. Upon exercise of an Option, the Participant shall execute a Stock Purchase Agreement including the rights, obligations, and restrictions consistent with the terms of Article VIII below (except as otherwise provided in this Article VII) and/or including such other terms determined in the sole discretion of the Committee.

        7.2    Number of Shares.    Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 14.5 hereof.

        7.3    Exercise Price.    Each Option shall state the Exercise Price thereof. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Option granted to an Optionee described in Section 5.2 hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant.

        7.4    Medium and Time of Payment.    The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Stock Option Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the Participant and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, (ii) by cancellation of indebtedness owed by the Corporation to the Participant, (iii) with a full recourse promissory note executed by the Participant, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Participant pledge his or her Shares to the Corporation for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the Participant until such note shall be been paid in full.

        7.5    Term and Nontransferability of Options.    Each Option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Option granted to a Participant described in Section 5.2 hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Participant, the Option shall be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, the Option shall not be transferable by the Participant other than by will or the laws of descent and distribution.

        7.6    Modification, Extension and Renewal of Option.    Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted.

        7.7    Limitation on Grant of Incentive Stock Options.    In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Participant for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000). The Board or Committee may, however, with the Participant's consent authorize an amendment to the Incentive Stock Option that renders it a Nonstatutory Stock Option.

        7.8    Other Provisions.    The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

VIII.    RESTRICTED STOCK PURCHASE RIGHTS

        8.1    Stock Purchase Agreements.    Purchase Rights shall be evidenced by written Stock Purchase Agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

        8.2    Number of Shares.    Each Purchase Right shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 14.5 hereof.

        8.3    Purchase Price.    Each Stock Purchase Agreement shall state the Purchase Price per Share at which the Purchase Right may be exercised, which shall not be less than the Fair Market Value of a Share on the date on which the Purchase Rights are granted. Unless the Board or Committee otherwise determines, the Purchase Price per Share at which any Purchase Right granted under the Plan may be exercised shall not be less than the Fair Market Value of a Share as of the date on which the Purchase Right is granted, less a discount (the "Discount") equal to not more than seventy-five percent (75%) of such value.

        8.4    Exercisability and Non-Transferability of Purchase Rights.    Purchase Rights granted to an Eligible Employee pursuant to the Plan must be exercised within sixty (60) days after the later to occur of (i) Board approval of the grant of the Purchase Right or (ii) delivery of notice of such grant. Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner and shall expire immediately upon the death of the Participant or the termination of such Participant's employment with the Corporation.

        8.5    Medium and Time of Payment.    The Purchase Price shall be payable in full in United States dollars upon exercise of the Purchase Right; provided, however, that if the applicable Stock Purchase Agreement so provides, the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Purchase Right and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, or (ii) with a full recourse promissory note executed by the Participant. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Participant pledge his or her Shares to the Corporation for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the Participant until such note shall be been paid in full. In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of a Purchase Right, as a condition to the exercise thereof, a Participant may be required to make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. In addition, the Participant shall agree to immediately notify the Corporation if he or she files an election pursuant to Section 83(b) of the Code with respect to receipt of the Shares.

        8.6    Consent of Spouse.    Each Participant who is married must cause his or her spouse to sign and deliver the Stock Purchase Agreement to the Corporation, in the place provided for such signature on the Stock Purchase Agreement.

        8.7    Modification, Extension and Renewal of Purchase Rights.    Within the limitations of the Plan, the Board or the Committee may modify, extend or renew outstanding Purchase Rights or accept the cancellation of outstanding Purchase Rights (to the extent not previously exercised) for the granting of new Purchase Rights in substitution therefor. The foregoing notwithstanding, no modification of a Purchase Right shall, without the consent of the Employee, alter or impair any rights or obligations under any Purchase Right previously granted.

        8.8.    Repurchase Option as to Unvested Shares.

  (a)
  Termination of Employment. In the event of the voluntary or involuntary termination or cessation of employment or association of the Participant with the Corporation or any Subsidiary for any reason whatsoever, with or without cause (including death or disability), the Corporation shall, upon the date of such termination, have an irrevocable, exclusive option to repurchase (the "Repurchase Option") all or any portion of the Shares held by the Employee that are subject to the Repurchase Option as of such date at the original Purchase Price.

  (b)
  Vesting. Initially, all of the Shares shall be subject to the Repurchase Option. Thereafter, the Repurchase Option shall lapse and expire, or "vest," as to a specified number of the Shares in accordance with a schedule to be determined by the Board or the Committee, as the case may be, which shall be attached to the Stock Purchase Agreement to be entered into between the Participant and the Corporation as provided in Section 8.1 above. All Shares that continue to be subject to the Repurchase Option are sometimes hereinafter referred to as "Unvested Shares."

  (c)
  Notice. Within ninety (90) days following the date of the Participant's termination of employment by the Corporation, the Corporation shall notify the Employee as to whether it wishes to repurchase the Unvested Shares pursuant to the exercise of the Repurchase Option. If the Corporation elects to repurchase said Unvested Shares, it shall set a date for the closing of the transaction at the Executive Offices of the Corporation, not later than thirty (30) days from the date such notice.

  (d)
  Transfers. Except for transfers to Participant's descendants and spouses, the Participant shall not transfer by sale, assignment, hypothecation donation or otherwise any of the Shares or any interest therein prior to the release of such Shares from the Repurchase Option.

  (e)
  Assignment. The Corporation's Repurchase Option may be assigned in whole or in part to any stockholder or stockholders of the Corporation or other persons or organizations.

        8.9    Corporation's Right of First Refusal to Purchase Vested Shares.    Each Stock Purchase Agreement entered into as provided herein shall provide for a right of first refusal and option on the part of the Corporation to purchase all or any part of any Shares which are no longer subject to the Repurchase Option which the Participant purposes to sell, transfer or otherwise dispose of (except for transfers to Participant's descendants and spouses) on the following terms and conditions:

  (a)
  The Participant must notify the Corporation in writing of any proposed sale, transfer or other disposition of any of the Shares, specifying the proposed transferee, the number of Shares proposed to be transferred, and the price at which such Shares are to be sold, transferred or otherwise disposed.

  (b)
  The Corporation shall have a period of thirty (30) days from receipt of such notice to notify the Participant in writing as to whether or not the Corporation elects to purchase all or a specified portion of such Shares at the lower of (i) price per share set forth in the notice given by the Participant, or (ii) the Fair Market Value for a share of the Corporation's Common Stock, without restrictions, on the date on which the notice is given by Participant to the Corporation (determined as provided in Section 2.13 above), less in either case an amount equal to the Discount.

  (c)
  If the Corporation elects not to purchase all of the Shares specified in the notice, the Participant may sell, transfer or otherwise dispose of the remaining Shares in strict accordance with the terms specified in the notice within ninety (90) days following the date of the notice. It is understood and agreed that any transferee of any of such Shares (other than the Corporation) will take and acquire all of such Shares subject to the continuing right of first refusal and option on the part of the Corporation to purchase all or any portion of such Shares from the transferee on all of the same terms and conditions as are set forth in the Stock Purchase Agreement, unless the Participant shall have paid to the Corporation, out of the proceeds from the sale of such Shares or otherwise, an amount equal to the lesser of (i) the Discount or (ii) the amount by which the Fair Market Value for a share of the Corporation's Common Stock, without restrictions, on the date on which the notice is given by Participant to the Corporation (determined as provided in Section 2.13 above) exceeds the price per Share paid by the Participant for such Shares.

        8.10    Other Provisions.    The Stock Purchase Agreements authorized may contain such other provisions not inconsistent with the terms of the Plan as the Board or the Committee shall deem advisable.

IX.    STOCK APPRECIATION RIGHTS

        9.1    Grant.    Stock Appreciation Rights related or unrelated to Options or other Awards may be granted to Eligible Employees (i) at any time if unrelated to an Award or if related to an Award other than an Incentive Stock Option; or (ii) only at the time of grant of an Option if related thereto. A Stock Appreciation Right may extend to all or a portion of the shares covered by a related Award.

        9.2    Exercise of Stock Appreciation Rights.    A Stock Appreciation Right granted in connection with an Award shall be exercisable only at such time or times, and to the extent, that a related Award is exercisable. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercisable only when the Fair Market Value of the stock subject to the Option exceeds the exercise price of the Incentive Stock Option.

        9.3    Payment.

  (a)
  Upon the exercise of a Stock Appreciation Right, and, if such Stock Appreciation Right is related to an Award, surrender of an exercisable portion of the related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

  (i)
  the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Award, or if such Stock Appreciation Right is unrelated to an Award, from the Fair Market Value, book value or other measure specified in the Award of such Stock Appreciation Right of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

  (ii)
  the number of shares as to which such Stock Appreciation Right has been exercised.

  (b)
  The Board or the Committee, as the case may be, in its sole discretion, may require settlement of the amount determined under paragraph (b) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the business day next preceding the date of exercise of such Stock Appreciation Right), or partly in such shares and partly in cash.

        9.4    Maximum Stock Appreciation Right Term.    Each Stock Appreciation Right and all rights and obligations thereunder shall expire on such date as shall be determined by the Board or the Committee, but not later than ten (10) years after the date of the Award thereof, and shall be subject to earlier termination as provided in the related Award Agreement and Sections 14.6, 14.7, 14.8, 14.9 and 15.1.

X.    PERFORMANCE AWARDS

        One or more Performance Awards may be granted to any Eligible Employee. The value of such Awards may be linked to the market value, book value or other measure of the value of the Common stock or other specific performance criteria determined appropriate by the Board or the Committee, in each case on a specified date or over any period determined by the Board or the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of shares of Common stock over a fixed period determined by the Board or the Committee. In making such determinations, the Board or the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the Participant.

XI.    DIVIDEND EQUIVALENTS

        A Participant may also be granted "Dividend Equivalents" based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the Award Date and the date such Award is exercised, vests or expires, as determined by the Board or the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board or the Committee.

XII.    STOCK PAYMENTS

        The Board or the Committee may approve Stock Payments to Eligible Employees who elect to receive such payments in the manner determined from time to time by the Board or the Committee. The number of shares shall be determined by the Board or the Committee and may be based upon the Fair Market Value, book value or other measure of the value of such shares on the Award Date or on any date thereafter.

XIII.    LOANS

        The Corporation may, with the Board's or the Committee's approval, extend one or more loans to Participants in connection with the exercise or receipt of outstanding Awards granted under the Plan; provided any such loan shall be subject to the following terms and conditions:

  (i)
  The principal of the loan shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan, and the loan proceeds shall be paid directly to the Corporation in consideration of such exercise or receipt.

  (ii)
  The initial term of the loan shall be determined by the Board or the Committee; provided that the term of the loan, including extensions, shall not exceed a period of ten years.

  (iii)
  The loan shall be with full recourse to the Participant, shall be evidenced by the Participant's promissory note and shall bear interest at a rate determined by the Board or the Committee but not less than the Corporation's average cost of funds as of a date within thirty-one (31) days of the date of such loan, as determined by the Board or the Committee.

  (iv)
  In the event a Participant terminates his or her employment at the request of the Corporation, the unpaid principal balance of the note hall become due and payable on the tenth (10th) business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the tenth (10th) business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination. In the event the employment of a Participant terminates for any reason whatsoever, the unpaid principal balance of the note shall become due and payable six (6) months after the date of such termination.

XIV.    RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES

        14.1    Employee Status.    Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to an Eligible Employee or to Eligible Employees generally.

        14.2    No Employment Contract.    Nothing contained in the Plan (or in the Award Agreements or in any other documents related to the Plan or to Awards) shall confer upon any Eligible Employee or any Participant any right to continue in the employee of the Corporation or constitute any contract or agreement of employment, or interfere in any way with the right of the Corporation to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in the plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant. Nothing contained in the plan (or in the Award Agreements or in any other documents related to the Plan or the Awards) shall confer upon any director of the Corporation any right to continue as a director of the Corporation.

        14.3    No Transferability.    Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to or registered only in the name of, the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no right or benefit under the Plan or any Award, including, without limitation, any Option or share of Restricted Stock that has not vested, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such right or benefit shall be, in any manner, liable for, or subject to, debts, contract, liabilities, engagements or torts of any Eligible Employee, Participant or Beneficiary, in any case except as may otherwise be expressly required by applicable law. The Board or the Committee shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of the Plan. Notwithstanding the foregoing, the Board or the Committee may authorize exercise by or transfers or payments to a third party in a specific case or more generally; provided, however, with respect to any option or similar right (including any stock appreciation right) such discretion may only be exercised to the extent that applicable rules under Section 16 of the Exchange Act would so permit without disqualifying the Plan from certain benefits thereunder.

        14.4    Plan Not Funded.    No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation by reason of any Award granted hereunder. There shall be no funding of any benefits which may become payable hereunder. Neither the provisions of the Plan (or of any documents related hereto), nor the creation or adoption of the plan, nor any action taken pursuant to the provisions of the Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary. To the extent that a Participant, a Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation. Awards payable under the Plan shall be paid in shares of Common Stock or from the general assets of the Corporation, and no special or separate fund or deposit shall be established and no segregation of assets or shares shall be made to assure payment of such Awards.

        14.5    Adjustment Upon Recapitalizations and Corporate Changes.    If the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment may, in the discretion of the Board, be made in the number and kind of shares of other consideration that is subject to or may be delivered under the Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, to be paid in connection with Restricted Stock Awards shall also be made as deemed appropriate by the Board. Corresponding adjustments shall be made with respect to Stock Appreciation Rights related to Options to which they are related. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of an Award.

        14.6    Termination of Employment, Except by Death, Disability or Retirement.    If a Participant ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Participant shall have the right, subject to the restrictions of Section 14.3 above, to exercise any Award at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised; provided, however, that if the Participant was terminated for cause (as defined in the applicable agreement) any Award not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board or the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Participant's reemployment rights are guaranteed by statute or by contract.

        14.7    Death of Participant.    If an Participant dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Award under this Section 14.7, and has not fully exercised the Award, then the Award may be exercised in full at any time within twelve (12) months after the Participant's death (but not later than the date of termination fixed in the applicable agreement), by the executors or administrators of his or her estate or by any person or persons who have acquired the Award directly from the Participant by bequest or inheritance, but only to the extent that, at the date of death, the Participant's right to exercise such Award had accrued and had not been forfeited pursuant to the terms of the applicable agreement and had not previously been exercised.

        14.8    Disability of Participant.    If an Participant ceases to be an Employee by reason of Disability, such Participant shall have the right to exercise the Award at any time within twelve (12) months after termination of employment (but not later than the termination date fixed in the applicable agreement), but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised.

        14.9    Retirement of Participant.    If an Participant ceases to be an Employee by reason of Retirement, such Participant shall have the right to exercise the Award at any time within three (3) months after termination of employment (but not later than the termination date fixed in the applicable agreement), but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised.

        14.10    Rights as a Stockholder.    An Participant, or a transferee of an Participant, shall have no rights as a stockholder with respect to any Shares covered by his or her Award until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14.5 hereof.

        14.11    Deferral of Payments.    The Board or the Committee may approve the deferral of any payments that may become due under the Plan. Such deferrals shall be subject to any conditions, restrictions or requirements as the Board or the Committee may determine.

        14.12    Acceleration of Awards.    Immediately prior to the occurrence of an Event, (i) each Option and Stock Appreciation Right under the Plan shall become exercisable in full; (ii) Restricted Stock delivered under the Plan shall immediately vest free of restrictions; and (iii) each other Award outstanding under the Plan shall be fully vested or exercisable, unless, prior to the Event, the Board or the Committee otherwise determines that there shall be no such acceleration or vesting of an Award or otherwise determines those Awards which shall be accelerated or vested and to the extent to which they shall be accelerated or vested, or that an Award shall terminate, or unless in connection with such Event the Board provides (A) for the assumption of such Awards theretofore granted; or (B) for the substitution for such Awards of new awards covering securities or obligations (or any combination thereof) of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices; or (C) for the payment of the fair market value of the then outstanding Awards. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of the Participant and the Corporation in order to preserve for the Participant the benefits of an Award. For purposes of this Section 14.12 only, Board shall mean the Board of Directors of the Corporation as constituted immediately prior to the Event. In addition, the Board may in its sole discretion accelerate the exercisability or vesting of any or all Awards outstanding under the Plan in circumstances under which the Board or the Committee determines such acceleration appropriate.

XV.    MISCELLANEOUS

        15.1    Termination, Suspension and Amendment.    The Board or the Committee may, at any time, suspend, amend, modify of terminate the Plan (or any part thereof) and may, with the consent of a Participant, authorize such modifications of the terms and conditions of such Participant's Award as it shall deem advisable; provided that, except as permitted under the provisions of Section 14.5 hereof, no amendment or modification of the plan may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would:

  (i)
  materially increase the benefits accruing to Participants under the plan within the meaning of Rule 16b-3 under the Exchange Act or any successor provision;

  (ii)
  materially increase the aggregate number of shares which may be delivered pursuant to Awards granted under the Plan; or

  (iii)
  materially modify the requirements of eligibility for participation in the Plan.

        Neither adoption of the plan nor the provisions hereof shall limit the authority of the Board to adopt other plans or to authorize other payments of compensation and benefits under applicable law. No Awards under the plan may be granted or amended during any suspension of the Plan or after its termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations pertaining to any Awards granted under the plan prior to such amendment, suspension or termination.

        15.2    No Fractional Shares.    No Award or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded.

        15.3    Tax Withholding and Tax Bonuses.    As required by law, federal, state or local taxes that are subject to the withholding of tax at the source shall be withheld by the Corporation as necessary to satisfy such requirements. The Corporation is entitled to require deduction from other compensation payable to each Participant or, in the alternative: (i) the Corporation may require the Participant to advance such sums; or (ii) if a Participant elects, the Corporation may withhold (or require the return of) Shares having the Fair Market Value equal to the sums required to be withheld. If the Participant elects to advance such sums directly, written notice of that election shall be delivered prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Corporation, payment in cash or by check of such sums for taxes shall be delivered within ten (10) days after the exercise date. If the Participant elects to have the Corporation withhold Shares (or be entitled to the return of Shares) having a Fair Market Value equal to the sums required to be withheld, the value of the Shares to be withheld (or returned) will be equal to the Fair Market Value on the date the amount of tax to be withheld (or subject to return) is to be determined (the "Tax Date").

        15.4    Restrictions on Elections Made by Participants.    Elections by Participants to have Shares withheld (or subject to return) for this purpose will be subject to the following restrictions: (i) the election must be made prior to the Tax Date; (ii) the election must be irrevocable; (iii) the election will be subject to the Board's disapproval; and (iv) if the Participant is an "officer" within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Board or the Committee may impose in an effort to secure the benefits of any regulations thereunder.

        15.5    Limitations on the Corporation's Obligations.    The Corporation shall not be obligated to issue shares and/or distribute cash to the Participant upon any Award exercise until such payment has been received or Shares have been withheld, unless withholding (or offset against a cash payment) as of or prior to the exercise date is sufficient to cover all such sums due or which may be due with respect to such exercise. In addition, the Board or the Committee may grant to a Participant a cash bonus in any amount required by federal, state, or local tax law to be withheld with respect to an Award.

        15.6    Compliance with Laws.    The Plan, the granting of Awards under the Plan, the Stock Option Agreements and Stock Purchase Agreements and the delivery of Options, Shares and Awards (and/or the payment of money or Common Stock) pursuant thereto and the extension of any loans hereunder are subject to such additional requirements as the Board or the Committee may impose to assure or facilitate compliance with all applicable federal and state laws, rules and regulations (including, without limitation, securities laws and margin requirements) and to such approvals by any regulatory or governmental agency which may be necessary or advisable in connection therewith. In connection with the administration of the Plan or the grant of any Award, the Board or the Committee may impose such further limitations or conditions as in its opinion may be required or advisable to satisfy, or secure the benefits of, applicable regulatory requirements (including those rules promulgated under Section 16 of the Exchange Act or those rules that facilitate exemption from or compliance with the Securities Act or the Exchange Act), the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and any blue sky or other securities laws applicable to such shares.

        15.7    Governing Laws.    The Plan and all Awards granted under the Plan and the documents evidencing Awards shall be governed by, and construed in accordance with, the laws of the State of California.

        15.8    Securities Law Requirements.

  (a)
  Legality of Issuance. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

  (i)
  the Corporation and the Participant shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

  (ii)
  any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

  (iii)
  any other applicable provision of state of Federal law shall have been satisfied.

  (b)
  Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which required an investment representation or other representation, each Participant shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 15.6(b) shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

    "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE SECURITIES ACT."

  (c)
  Registration or Qualification of Securities. The Corporation may, but shall not be obligated to register or qualify the issuance of Awards and/or the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Awards or the sale of Shares under the plan to comply with any law.

  (d)
  Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares issued under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

        15.9    Execution.    To record the adoption of the Plan in the form set forth above by the Board effective as of March 7, 2003, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.

VETERINARY PET SERVICES, INC.
	By:	Jack L. Stephens, Chief Executive Officer
ATTEST:

Bruce H. Haglund, Secretary
(SEAL)

EXHIBIT "C"

VETERINARY PET SERVICES, INC.

Charter of the Audit Committee of the Board of Directors

May 8, 2003

I.    Audit Committee Purpose

        The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial statements, financial reporting processes, and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Select and appoint the Company's independent auditors, pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to the Company by the Company's independent auditors, and establish the fees and other compensation to be paid to the independent auditors.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing function.

  •
  Establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company's employees, regarding accounting, internal controls or auditing matters, and provide an avenue of communication among the independent auditors, management, the internal auditing function, and the Board.

        The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as officers and employees of the Company. The Committee has the authority to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Company shall at all times make adequate provisions for the payment of all fees and other compensation, approved by the Committee, to the Company's independent auditors in connection with the issuance of its audit report or to any consultants or experts employed by the Committee.

II.    Audit Committee Composition and Meetings

        The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent of management, shall be non-executive directors, and shall be free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise and qualify as a "financial expert" in accordance with the requirements of the Securities and Exchange Commission.

        Committee members shall be appointed by the Board. If a Committee Chair is not designated by the Board or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at each meeting with management, including the Chief Financial Officer, the independent auditors, as necessary, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the independent auditors' review procedures.

III.    Audit Committee Responsibilities and Duties

  Review Procedures

  1.
  The Committee shall review the Company's annual audited financial statements prior to filing or release. The Committee's review should include discussion with management and the independent auditors of significant issues regarding critical accounting estimates, accounting principles, practices and judgments, including, without limitation, a review with the independent auditors of any auditor report to the Committee required under rules of the Securities and Exchange Commission (as may be modified or supplemented). The Committee's review should also include a review of the independence of the independent auditors (see item 8 below) and a discussion with the independent auditors of the conduct of their audit (see item 9 below). Based on such review, the Committee shall determine whether to recommend to the Board that the annual audited financial statements be included in the Company's Annual Report filed under the rules of the Securities and Exchange Commission.

  2.
  In consultation with management and the independent auditors, the Committee shall consider the integrity of the Company's financial reporting processes and controls. The Committee shall discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. The Committee shall review significant findings prepared by the independent auditors, together with management's responses. The Committee shall review any significant changes to the Company's auditing and accounting policies. The Committee shall resolve disagreements, if any, between management and the independent auditors.

  3.
  The Committee shall review with financial management and the independent auditors the Company's quarterly financial statements prior to filing or release. The Committee may designate a member of the Committee to represent the entire Committee for purposes of this review.

  4.
  The Committee shall review and reassess the adequacy of this Charter at least annually. The Committee shall submit the Charter to the Board of Directors for approval and cause the Charter to be approved at least once every three years in accordance with the regulations of the Securities and Exchange Commission.

  Independent Auditors

  5.
  The Company's independent auditors are directly accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the independent auditors, annually appoint the independent auditors, and approve any discharge of auditors when circumstances warrant.

  6.
  The Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

  7.
  The Committee shall approve the independent auditors' annual audit plan, including scope, staffing, locations, and reliance upon management.

  8.
  On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships the independent auditors have with the Company that could impair the auditors' independence. Such review should include receipt and review of a report from the independent auditors regarding their independence consistent with Independence Standards Board Standard I (as may be modified or supplemented). All engagements for non-audit services by the independent auditors must be approved by the Committee prior to the commencement of services. The Committee may designate a member of the Committee to represent the entire Committee for purposes of approval of non-audit services, subject to review and ratification by the full Committee at its next regularly scheduled meeting. The Company's independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the Securities and Exchange Commission.

  9.
  Prior to filing or releasing annual financial statements, the Committee shall discuss the results of the audit with the independent auditors, including a discussion of the matters required to be communicated to audit committees in accordance with SAS 61 (as may be modified or supplemented).

  10.
  The Committee shall consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles and critical accounting estimates as applied in its financial reporting.

  Internal Controls and Legal Compliance

  11.
  The Committee shall review the budget, plan, changes in plan, activities, and organization structure and qualifications of the Company's senior financial management and finance department, as needed.

  12.
  The Committee shall approve the appointment, performance, and replacement of senior financial management and approve the retention of, and engagement terms for, any third party provider of internal audit services.

  13.
  The Committee shall review significant reports prepared by senior financial management, together with management's response and follow-up to these reports.

  14.
  On at least an annual basis, the Committee shall review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

  Other Audit Committee Responsibilities

  15.
  The Committee shall annually prepare the report to shareholders as required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  17.
  The Committee shall review and approve all related-party transactions.

  18.
  The Committee shall perform any other activities consistent with this Charter, the Company's Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

  19.
  The Committee shall maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Company's corporate policies with oversight by the Committee in the areas covered by this Charter.

VETERINARY PET SERVICES, INC.
Proxy Form for Annual Meeting of Stockholders to be Held on June 6, 2003

        The undersigned hereby constitutes and appoints Paul W. Souza, the Chief Financial Officer of VETERINARY PET SERVICES, INC. (the "Company"), and Bruce H. Haglund, the Secretary of the Company, and each of them, the true and lawful attorneys, agents, and proxies of the undersigned, with full power of substitution, to vote with respect to all the shares of Common Stock, no par value, of the Company, standing in the name of the undersigned at the close of business on May 2, 2003, at the Annual Meeting of Shareholders to be held June 6, 2003, and at any and all adjournments and postponements thereof, to vote:

1.	To approve an amendment of the Articles of Incorporation to eliminate Preferred Stock as an authorized class of capital stock:
☐ FOR ☐ AGAINST ☐ ABSTAIN
2.	Election of Directors:
	JACK L. STEPHENS	DAVID J. LANCER	MICHAEL D. MILLER	R. MAX WILLIAMSON
GARY L. TIEPELMAN
☐	FOR ALL NOMINEES LISTED ABOVE (Except as marked to the contrary below)	☐	WITHHOLD AUTHORITY (Circle nominees for whom voting authority is to be withheld.)
3.	To ratify the adoption of the Veterinary Pet Services, Inc. 2003 Stock Option and Incentive Plan:
☐ FOR ☐ AGAINST ☐ ABSTAIN
4.	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2003:
☐ FOR ☐ AGAINST ☐ ABSTAIN

        The shares represented by this Proxy will be voted in the manner directed herein by the undersigned stockholder. If no directions to the contrary are made, this Proxy will be voted FOR approval of Proposal 1, FOR the election of all of the director nominees named above, FOR approval of Proposal 3, and FOR approval of Proposal 4. In their discretion, the Proxy holders referred to above are authorized to vote this Proxy upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

DATED:	, 2003
(Signature)
(Signature, if held jointly)

IMPORTANT: Please sign exactly as your name appears at the left. Each joint owner should sign. Executors, administrators, and trustees should give full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Please mark, sign, date, and return promptly.

THIS PROXY IS BEING SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF VETERINARY PET SERVICES, INC.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 6, 2003
PROXY STATEMENT FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS ON JUNE 6, 2003
PROPOSAL 1 AMENDMENT OF THE ARTICLES OF INCORPORATION
PROPOSAL 2 ELECTION OF DIRECTORS
PROPOSAL 3 RATIFICATION OF THE APPROVAL OF THE 2003 OMNIBUS STOCK OPTION AND INCENTIVE PLAN
PROPOSAL 4 RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SUBMISSION OF SHAREHOLDER PROPOSALS
MISCELLANEOUS AND OTHER MATTERS
EXHIBIT "A" RESTATED ARTICLES OF INCORPORATION
EXHIBIT "B"
VETERINARY PET SERVICES, INC. 2003 OMNIBUS STOCK OPTION AND INCENTIVE PLAN
VETERINARY PET SERVICES, INC. 2003 OMNIBUS STOCK OPTION AND INCENTIVE PLAN
EXHIBIT "C" VETERINARY PET SERVICES, INC.
Charter of the Audit Committee of the Board of Directors May 8, 2003